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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

    We hereby consent to the incorporation of our report, dated May 22, 2001, included in this Form 10-KSB in the previously filed Registration Statements of Soligen Technologies, Inc. on Form S-8 (No. 333-46862).

/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
June 27, 2001

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS